Exhibit 32.2

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C 1350)

Each of the undersigned officers of Spirit Realty Capital, Inc., in its capacity as sole member of Spirit General Holdings, LLC, as sole general partner and on behalf of Spirit Realty, L.P. (the “Company”) hereby certifies, for purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(i)
the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jackson Hsieh
		Name:	Jackson Hsieh
		Title:	President and Chief Executive Officer
Spirit Realty Capital, Inc., in its capacity as sole member of Spirit General Holdings, LLC, as sole general partner and on behalf of Spirit Realty, L.P.

/s/ Michael Hughes
		Name:	Michael Hughes
		Title:	Chief Financial Officer and Executive Vice President
Date:	February 21, 2019		Spirit Realty Capital, Inc., in its capacity as sole member of Spirit General Holdings, LLC, as sole general partner and on behalf of Spirit Realty, L.P.
The foregoing certification is being furnished with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.